UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
 (Amendment No. __)

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
LivePerson, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

September 17, 2025
Dear LivePerson Stockholders:
On behalf of the Board of Directors (the “Board”) of LivePerson, Inc. (the “Company”), I cordially invite you to attend a Special Meeting of Stockholders (including any adjournments or postponements thereof, the “Special Meeting”), which is scheduled to be held via live audio webcast on October 2, 2025 at 10:00 a.m. Eastern Time. More details on the Special Meeting and the business to be conducted thereat can be found in the enclosed Notice for Special Meeting and Proxy Statement.

We have two important proposals for your consideration at the Special Meeting:
•Proposal No. 1: to approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended, (i) to effect a reverse stock split of the Company’s common stock, par value $0.001 per share (the “common stock”), subject to our Board of Directors’ discretion, at a ratio of not less than 1-for-5 and not greater than 1-for-20, with the exact ratio to be set within that range at the discretion of our Board of Directors, without further approval or authorization of our stockholders, prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting and (ii) if and when the reverse stock split is effected, to decrease the number of authorized shares of our common stock in the same ratio as is selected for the reverse stock split (this Proposal No. 1, the “Reverse Stock Split Proposal”); and

•Proposal No. 2: to approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock by a factor of 1.5x, which would result in the conversion of our outstanding Series B Fixed Rate Convertible Perpetual Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), into 23,217,594 shares of common stock, prior to giving effect to any reverse stock split approved pursuant to the Reverse Stock Split Proposal (this Proposal No. 2, the “Authorized Common Stock Increase Proposal”).

The Noteholders (as defined under “Proposal No 2: Authorized Common Stock Increase Proposal—General”) have each agreed to vote their shares of our common stock and our Series B Preferred Stock in favor of both the Reverse Stock Split Proposal and the Authorized Common Stock Increase Proposal. Further, certain of our executive officers, acting in their respective capacities as individual stockholders, have agreed to vote their shares in favor of both the Reverse Stock Split Proposal and the Authorized Common Stock Increase Proposal. The Noteholders and these executive officers, together, held 54,462,056 shares of our common stock and 26,551 shares of our Series B Preferred Stock (constituting all of the shares of our Series B Preferred Stock), or approximately 42.9% of the total voting power of our capital stock, as of the record date, have agreed to vote their shares in favor of both the Reverse Stock Split Proposal and the Authorized Common Stock Increase Proposal.

When determining the Board’s recommendations on the matters before the Special Meeting, the Board has carefully considered the best interests of all our stockholders.

The Board of Directors recommends a vote on the enclosed proxy card “FOR” each of the Company’s proposals listed as Proposals Nos. 1 and 2.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Special Meeting, we encourage you to vote TODAY so that your voice is heard by voting (i) by Internet, by following the instructions specified on the enclosed proxy card, (ii) by telephone or (iii) by signing, dating and returning the enclosed proxy card in the prepaid postage envelope provided. Voting your shares prior to the Special Meeting will not affect your right to attend or vote at the Special Meeting, but will ensure that your vote is counted if you are unable to attend. Only your latest dated proxy card will count, and any proxy may be revoked at any time prior to its exercise at the Special Meeting.

Thank you for being a stockholder of the Company. Your vote and participation, no matter how many shares you own, are very important to us. We look forward to seeing you at the virtual Special Meeting.

Sincerely,

By:	/s/ James Miller
Name:	James Miller
Title:	Chair of the Board

If you have any questions or need any assistance in authorizing a proxy or voting your shares, please contact our proxy solicitor:

MacKenzie Partners, Inc.
7 Penn Plaza
New York, New York 10001
Call Toll-Free: (800) 322-2885
Email: proxy@mackenziepartners.com

LivePerson, Inc.
www.liveperson.com
___________________________________________________
Notice of Special Meeting of Stockholders
___________________________________________________
October 2, 2025
10:00 a.m. Eastern Time

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (including any adjournments or postponements thereof, the “Special Meeting”) of LivePerson, Inc., a Delaware corporation (the “Company”), is scheduled to be held on October 2, 2025 at 10:00 a.m. Eastern Time. The Special Meeting will be held via a live audio webcast at www.virtualshareholdermeeting.com/LPSN2025SM. The Special Meeting will be held for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

(1)Proposal No. 1: to approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended, (i) to effect a reverse stock split of the Company’s common stock, par value $0.001 per share (the “common stock”), subject to our Board of Directors’ discretion, at a ratio of not less than 1-for-5 and not greater than 1-for-20, with the exact ratio to be set within that range at the discretion of our Board of Directors, without further approval or authorization of our stockholders, prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting and (ii) if and when the reverse stock split is effected, to decrease the number of authorized shares of our common stock in the same ratio as is selected for the reverse stock split (this Proposal No. 1, the “Reverse Stock Split Proposal”); and

(2)Proposal No. 2: to approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock by a factor of 1.5x, which would result in the conversion of our outstanding Series B Fixed Rate Convertible Perpetual Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), into 23,217,594 shares of common stock, prior to giving effect to any reverse stock split approved pursuant to the Reverse Stock Split Proposal (this Proposal No. 2, the “Authorized Common Stock Increase Proposal”).

Approval by stockholders of the Reverse Stock Split Proposal is not conditioned upon approval of the Authorized Common Stock Increase Proposal; conversely, approval by stockholders of the Authorized Common Stock Increase Proposal is not conditioned upon approval of the Reverse Stock Split Proposal.

Only stockholders of record at the close of business on September 15, 2025 (the “record date”) are entitled to notice of and to vote at the Special Meeting. Such stockholders are urged to promptly submit the enclosed proxy card, even if their shares were sold after the record date.

We have adopted a virtual format with a live audio webcast for the Special Meeting to provide a consistent experience for all stockholders. You are entitled to attend the Special Meeting only if you were a stockholder as of the close of business on the record date or hold a valid legal proxy for such a stockholder for the Special Meeting. To participate in the Special Meeting, stockholders will be required to enter the control number found on their proxy card or voting instruction form. Beneficial owners that wish to vote at the meeting must obtain a legal proxy from their bank, broker or other nominee prior to the meeting. You will need to upload an electronic image (such as a pdf file or scan) of the legal proxy in order to vote at the meeting.

All stockholders as of the record date are cordially invited to virtually attend the Special Meeting. Whether or not you expect to virtually attend the Special Meeting, it is important that your shares be represented at the Special Meeting, regardless of the number of shares you may hold. Whether or not you plan to attend the Special Meeting, we encourage you to vote TODAY so that your voice is heard by voting (i) by Internet, by following the instructions specified on the enclosed proxy card, (ii) by telephone or (iii) by signing, dating and returning the enclosed proxy card in the prepaid postage envelope provided. Voting by any of these methods will not prevent you from attending the Special Meeting and voting your shares. You may change or revoke your proxy at any time before it is voted. Your vote is extremely important, and we appreciate you taking the time to submit your proxy to vote promptly.

If your broker, bank or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive a voting instruction form from the holder of record. We recommend that you instruct your broker, bank or other nominee to submit your proxy to vote your shares on the proxy card.

Regardless of the number of shares of common stock or Series B Preferred Stock that you own, your vote will be very important. Thank you for your ongoing support, interest and investment in the Company.

The Board of Directors recommends a vote “FOR” each of the Company’s proposals listed as Proposals Nos. 1 and 2 in the Proxy Statement using the enclosed proxy card.

By Order of the Board of Directors

By:	/s/ James Miller
Name:	James Miller
Title:	Chair of the Board

September 17, 2025

This Notice of Special Meeting and the enclosed Proxy Statement and proxy card are first being mailed to stockholders entitled to notice of and to vote at the Special Meeting on or about September 17, 2025.

Important Notice Regarding the Availability of Proxy Materials for
the Special Meeting of Stockholders Scheduled to Be Held on October 2, 2025 at 10:00 a.m. Eastern Time
This Notice of Special Meeting of Stockholders and the accompanying Proxy Statement are available free of charge at www.proxyvote.com.
If you have any questions concerning the business to be conducted at the Special Meeting, would like additional copies of the Proxy Statement or need help submitting a proxy for your shares, please contact MacKenzie Partners, the Company’s proxy solicitor:

MacKenzie Partners, Inc.
7 Penn Plaza
New York, New York 10001
Call Toll-Free: (800) 322-2885
Email: proxy@mackenziepartners.com

LIVEPERSON, INC.
____________________
PROXY STATEMENT
_____________________

Proxy Summary	1
Questions and Answers	3
Proposal No. 1: Reverse Stock Split Proposal	11
Proposal No 2: Authorized Common Stock Increase Proposal	25
Ownership of Securities	30
Other Information	34
Appendix A: Certificate of Amendment No. [●] to the Fourth Amended and Restated Certificate of Incorporation to Effect the Reverse Stock Split Proposal	39
Appendix B: Certificate of Amendment No. [●] to the Fourth Amended and Restated Certificate of Incorporation to Effect the Authorized Common Stock Increase Proposal	41

In this Proxy Statement, the terms “LivePerson,” the “Company,” “we,” “us” and “our” refer to LivePerson, Inc., a Delaware corporation, and its subsidiaries unless the context otherwise requires; the “Board” refers to the Company’s Board of Directors; the “Special Meeting” refers to the Company’s Special Meeting of Stockholders, including any adjournments or postponements thereof; the “common stock” refers to the Company’s common stock, par value $0.001 per share; the “Series B Preferred Stock” refers to the Company’s Series B Fixed Rate Convertible Perpetual Preferred Stock, par value $0.001 per share; the “Certificate of Designation” refers to the Certificate of Designation of Series B Fixed Rate Convertible Perpetual Preferred Stock, par value $0.001 per share, of the Company setting forth the terms of the Series B Preferred Stock; and all references to “present” or “presence” refer to virtual presence at the Special Meeting.

PROXY SUMMARY
This section highlights information contained in other parts of this Proxy Statement. We encourage you to review this entire Proxy Statement for more detail on these items.

DATE AND TIME:	October 2, 2025 at 10:00 a.m. Eastern Time
PLACE:
The Special Meeting will be held via a live audio webcast at www.virtualshareholdermeeting.com/LPSN2025SM. You are entitled to attend the Special Meeting only if you were a stockholder as of the close of business on the record date or hold a valid legal proxy for such a stockholder for the Special Meeting. To participate in the Special Meeting, stockholders will be required to enter the control number on their proxy card or voting instruction form. Beneficial owners that wish to vote at the meeting must obtain a legal proxy from their bank, broker or other nominee prior to the meeting. You will need to upload an electronic image (such as a pdf file or scan) of the legal proxy in order to vote at the meeting.

RECORD DATE:
Only stockholders of record as of the close of business on September 15, 2025 are entitled to notice of and to vote at the Special Meeting. Further information regarding voting rights and the matters to be voted upon at the Special Meeting is presented in this Proxy Statement.

PROXY VOTING:
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Special Meeting, we encourage you to vote TODAY so that your voice is heard by voting (i) by Internet, by following the instructions specified on the enclosed proxy card, (ii) by telephone or (iii) by signing, dating and returning the enclosed proxy card in the prepaid postage envelope provided. Voting your shares prior to the Special Meeting will not affect your right to attend or vote at the Special Meeting, but will ensure that your vote is counted if you are unable to attend. See “Questions and Answers” beginning on page 3 of this Proxy Statement for more information on how to vote.

1 Proxy Statement

Matters to Be Voted On

Proposal Number	Description	Board Recommendation
1	Reverse Stock Split Proposal	FOR

To approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended, (i) to effect a reverse stock split of the Company’s common stock, subject to our Board of Directors’ discretion, at a ratio of not less than 1-for-5 and not greater than 1-for-20, with the exact ratio to be set within that range at the discretion of our Board of Directors, without further approval or authorization of our stockholders, prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting and (ii) if and when the reverse stock split is effected, to decrease the number of authorized shares of our common stock in the same ratio as is selected for the reverse stock split.

2	Authorized Common Stock Increase Proposal	FOR

To approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock by a factor of 1.5x, which would result in the conversion of our outstanding Series B Preferred Stock into 23,217,594 shares of common stock, prior to giving effect to any reverse stock split approved pursuant to the Reverse Stock Split Proposal.

2 Proxy Statement

QUESTIONS AND ANSWERS
Why am I receiving these materials?
You are receiving these proxy materials because you owned shares of the Company’s common stock or Series B Preferred Stock as of the close of business on September 15, 2025 (the “record date”) for the Special Meeting. This Proxy Statement and the enclosed proxy card are being furnished to stockholders in connection with the solicitation of proxies on behalf of the Board for the Special Meeting.
What is included in these materials?
These materials include this Proxy Statement for the Special Meeting and the enclosed proxy card. We are first mailing these materials to stockholders entitled to notice of and to vote at the Special Meeting on or about September 17, 2025. Our proxy materials are also available on the Internet and may be viewed and printed, free of charge, at www.proxyvote.com.
What is the purpose of the Special Meeting?
For stockholders to vote on:
1.Proposal No. 1: to approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended, (i) to effect a reverse stock split of the Company’s common stock, subject to our Board of Directors’ discretion, at a ratio of not less than 1-for-5 and not greater than 1-for-20, with the exact ratio to be set within that range at the discretion of our Board of Directors, without further approval or authorization of our stockholders, prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting and (ii) if and when the reverse stock split is effected, to decrease the number of authorized shares of our common stock in the same ratio as is selected for the reverse stock split (this Proposal No. 1, the “Reverse Stock Split Proposal”); and

2.Proposal No. 2: to approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock by a factor of 1.5x, which would result in the conversion of our outstanding Series B Preferred Stock into 23,217,594 shares of common stock, prior to giving effect to any reverse stock split approved pursuant to the Reverse Stock Split Proposal (this Proposal No. 2, the “Authorized Common Stock Increase Proposal”).
Why should I participate in voting the shares I own?
YOUR VOTE IS VERY IMPORTANT. Voting your shares is important to ensure that you have a say in the governance of the Company. Please review this Proxy Statement and follow the instructions on the enclosed proxy card to vote your shares. We hope you will exercise your rights and fully participate as a stockholder in our future.
3 Proxy Statement

How does the Board recommend I vote on these proposals?
The Board recommends that you vote on the enclosed proxy card:
•“FOR” Proposal No. 1: Reverse Stock Split Proposal; and
•“FOR” Proposal No. 2: Authorized Common Stock Increase Proposal.

Who is entitled to vote at the Special Meeting?
Only stockholders of record of the Company’s common stock or Series B Preferred Stock as of the close of business on September 15, 2025, the record date, are entitled to notice of and to vote at the Special Meeting. On the record date, there were 150,594,095 shares of the Company’s common stock and 26,551 shares of the Company’s Series B Preferred Stock outstanding.
How many votes am I entitled to?
Common Stock
Each holder of common stock is entitled to one vote for each share of common stock held by such stockholder on the record date.
Preferred Stock
Pursuant to the Certificate of Designation, each holder of Series B Preferred Stock is entitled to a number of votes equal to the number of whole Conversion Shares (as defined herein) into which the shares of Series B Preferred Stock held by such holder would be convertible as of the record date (assuming for such purposes, Proposal No. 2: Authorized Common Stock Increase Proposal were to have been approved); except that no holder of Series B Preferred Stock has the right to vote, or to conversion of, all or any portion of such holder’s shares of Series B Preferred Stock that, if converted into shares of common stock, would result in such holder's beneficial ownership exceeding 9.90% of the outstanding common stock (the “Beneficial Ownership Limitation”).
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares, and these materials have been sent directly to you by us. As a stockholder of record, you are entitled to vote your shares in person at the Special Meeting or by proxy as described below.
If your shares are held in a stock brokerage account or by a bank or other nominee, then you are considered a “street name” stockholder. These materials will be forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. If your shares are held in “street name,” you will receive voting instructions from your broker, bank or other nominee, as described below.

4 Proxy Statement

How can I vote my shares if I am a stockholder of record?
Except as provided below with respect to stockholders who hold shares of common stock through a member of the Tel Aviv Stock Exchange (“TASE”) and intend to vote their shares, there are four ways a stockholder of record can vote:

•By Internet: You may vote over the Internet at www.virtualshareholdermeeting.com/LPSN2025SM by following the instructions specified on the enclosed proxy card.
•By Telephone: You may vote by telephone by following the instructions specified on the enclosed proxy card.
•By Mail: You may sign, date and return the enclosed proxy card in the prepaid postage envelope provided.
•At the Special Meeting: You may vote your shares electronically at the Special Meeting. Please follow the instructions for attending the Special Meeting and voting during the meeting posted at www.virtualshareholdermeeting.com/LPSN2025SM. All votes must be received before the polls close during the Special Meeting.

Stockholders who hold shares of common stock through a member of the TASE and intend to vote their shares must deliver to the Company’s Israeli counsel, Arnon, Tadmor-Levy, c/o Moshe Pasker, Azrieli Center (Square Tower), Tel Aviv, Israel, 6702101 (e-mail: MosheP@ArnonTL.com) an ownership certificate confirming their ownership of the Company’s common stock on the record date. Such certificate must be issued by a member of the TASE, as required by the Israeli Companies Regulations (Proof of Ownership of Shares for Voting at General Meeting) 2000, as amended. Each such stockholder is entitled to receive the ownership certificate at the branch of the TASE member or by mail to such stockholder’s address (in consideration of mailing fees only), if the stockholder so requests. Such a request should be made promptly upon receipt of this Proxy Statement and should be made for a particular securities account. Stockholders who wish to vote are obliged to complete, sign, date and return the enclosed proxy card in accordance with the instructions indicated thereon along with their ownership certificate to the address of Company’s Israeli counsel indicated above no later than 5:00 p.m. (Israel time) on September 30, 2025. The form of proxy card for stockholders who hold shares of common stock through a member of the TASE is available on the websites: https://www.magna.isa.gov.il and https://maya.tase.co.il.

YOUR VOTE IS VERY IMPORTANT. Even if you plan to attend the Special Meeting, we recommend that you also use the enclosed proxy card to vote (i) by Internet, by following the instructions specified on the enclosed proxy card, (ii) by telephone or (iii) by signing, dating and returning the proxy card in the prepaid postage envelope provided if you are unable to attend the Special Meeting.
How can I vote my shares if I am a street name stockholder?
If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted. Street name stockholders should generally be able to vote by telephone, by Internet or by signing, dating and returning a voting instruction form. Your broker is
5 Proxy Statement

required to vote those shares in accordance with your instructions. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name stockholder, you may not vote your shares by ballot at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
If I submit a proxy card, how will it be voted?
If the enclosed proxy card is properly signed, dated and returned, the shares represented thereby will be voted at the Special Meeting in accordance with the instructions specified thereon. If you are a stockholder of record of shares of our common stock or Series B Preferred Stock and if you indicate when voting through the Internet that you wish to vote as recommended by our Board, or if you sign, date and return a proxy card without giving specific voting instructions, then John D. Collins and Monica L. Greenberg, the proxy holders designated by our Board, who are officers of our Company, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement.

Specifically, to the extent your proxy card does not indicate otherwise, if you return a validly executed proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted:
•“FOR” Proposal No. 1: Reverse Stock Split Proposal; and
•“FOR” Proposal No. 2: Authorized Common Stock Increase Proposal.

The Board is not aware of any matters that are expected to come before the Special Meeting other than those described in this Proxy Statement.
Can I change my vote or revoke my proxy?
Stockholders of Record
If you are a stockholder of record, except as provided below with respect to stockholders who hold shares of common stock through a member of the TASE, you can change your vote or revoke your proxy before it is exercised at the Special Meeting by:
•entering a new vote by Internet or by telephone on a later date;
•signing, dating and returning a later-dated proxy card;
•sending a written notice of revocation to LivePerson, Inc., 530 Seventh Ave, Floor M1, New York, New York 10018, Attention: Corporate Secretary; or
•attending and voting at the Special Meeting (although attendance at the Special Meeting will not, by itself, revoke a proxy).
TASE Stockholders
If you are a stockholder who holds shares through a member of the TASE and wish to revoke or change your proxy card, you must file a notice of revocation or another signed proxy card with the Company’s Israeli counsel no later than 5:00 p.m. (Israel time) on September 30, 2025.
6 Proxy Statement

Street Name Stockholders
If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote. Street name stockholders may only vote at the Special Meeting if they obtain a legal proxy from the broker, bank or other nominee that holds their shares.
What should I do if I receive more than one proxy card or set of proxy materials from the Company?
Your shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own, you must vote each proxy card you receive in order to vote with respect to each account by telephone, by internet, or by signing, dating and returning each proxy card you receive in the prepaid-postage envelope provided.
Can I attend the Special Meeting?
We have adopted a virtual format with a live audio webcast for the Special Meeting to provide a consistent experience for all stockholders. The Special Meeting will be held via a live audio webcast at www.virtualshareholdermeeting.com/LPSN2025SM. You are entitled to attend the Special Meeting only if you were a stockholder as of the close of business on the record date or hold a valid legal proxy for such a stockholder for the Special Meeting. To participate in the Special Meeting, stockholders will be required to enter the control number found on their proxy card or voting instruction form. Beneficial owners that wish to vote at the meeting must obtain a legal proxy from their bank, broker or other nominee prior to the meeting. You will need to upload an electronic image (such as a pdf file or scan) of the legal proxy in order to vote at the meeting.
What constitutes a quorum at the Special Meeting?
The presence, virtually or by proxy, of the holders of 33 1/3% of the number of shares of stock issued and outstanding and entitled to vote at the Special Meeting is necessary to constitute a quorum in connection with the transaction of business at the Special Meeting. Without a quorum, no business may be transacted at the Special Meeting. All votes will be tabulated by the independent inspector of election appointed for the Special Meeting, who will separately tabulate “FOR” and “AGAINST” votes, abstentions (as applicable), and broker non-votes (i.e., proxies from brokers, bankers or other nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the broker, bank or other nominee does not have discretionary power to vote). Abstentions are counted as “present” for quorum purposes.
What is the voting requirement to approve each of the proposals?
So long as there is a quorum, the voting requirements for the proposals to be presented at the Special Meeting and the effects of abstentions (as applicable), and broker non-votes (if any) is as follows:
7 Proxy Statement

Proposal	Vote Required	Effect of Abstentions (as applicable) and Broker Non-Votes (if any)
Proposal No. 1: Reverse Stock Split Proposal	Majority of the votes cast on the proposal at the Special Meeting	An abstention has no effect as to the proposal. Broker discretionary voting is not permitted, and broker non-votes have no effect as to the proposal
Proposal No. 2: Authorized Common Stock Increase Proposal	Majority of the votes cast on the proposal at the Special Meeting	An abstention has no effect as to the proposal. Broker discretionary voting is not permitted, and broker non-votes have no effect as to the proposal
Will my shares be voted if I do nothing?
Stockholders of Record
If you are a stockholder of record (i.e., you own your shares directly on the books of our transfer agent and not through a broker) and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Special Meeting.
TASE Stockholders
If you are a stockholder who holds stock through a member of the TASE and intend to vote your shares, you are obliged to sign, date and return a proxy card along with a certificate of ownership to the offices of Israeli counsel to the Company, Arnon, Tadmor-Levy, c/o Moshe Pasker, Azrieli Center (Square Tower), Tel Aviv, Israel, 6702101 (e-mail: MosheP@ArnonTL.com), no later than 5:00 p.m. (Israel time) on September 30, 2025.
Street Name Stockholders
If you are a street name stockholder (i.e., your shares are registered in the name of a broker, bank or other nominee) as of the record date, the rules of the various regional and national exchanges of which the intermediary is a member determine whether your broker, bank or other nominee may vote your shares in its discretion even if it does not receive voting instructions from you.

You will receive voting instructions from your broker, bank or other nominee. You can ensure that your shares are represented and voted at the meeting by following the voting instructions provided in the voting instructions form provided to you by the broker, bank or other nominee that holds your shares. If you do not provide voting instructions to your broker, then your shares will not be voted at the Special Meeting on any proposal with respect to which your broker does not have discretionary authority.

Under applicable rules, if you do not give instructions to your brokerage firm, it would still be able to vote your shares with respect to certain “discretionary” items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a “non-discretionary” proposal, then those shares will be treated as broker non-votes. There are no “discretionary” proposals being presented at the Special Meeting. Accordingly the Company does not expect that any broker non-votes will
8 Proxy Statement

occur, but if broker non-votes occur, they will have no effect on the Reverse Stock Split Proposal or the Authorized Common Stock Increase Proposal. Please see “What is the voting requirement to approve each of the proposals?” for information regarding the vote required to approve the proposals being considered at this Special Meeting.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Special Meeting, we encourage you to vote TODAY so that your voice is heard by voting (i) by Internet, by following the instructions specified on the enclosed proxy card, (ii) by telephone or (iii) by signing, dating and returning the enclosed proxy card in the prepaid postage envelope provided. Voting your shares prior to the Special Meeting will not affect your right to attend or vote at the Special Meeting, but will ensure that your vote is counted if you are unable to attend. You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If your broker, bank or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker, bank or other nominee, by following the instructions on the enclosed voting instruction form, to vote your shares in line with the Board’s recommendations.
Has anyone agreed to vote in favor of the proposals?
Yes. The Noteholders (as defined under “Proposal No 2: Authorized Common Stock Increase Proposal—General”), including entities affiliated with Linden Advisors LP, Davidson Kempner Capital Management LP, Tenor Opportunity Master Fund, Ltd., Silverback Asset Management, Opti Capital Management, LP and Calamos Advisors LLC, have each agreed to vote their shares of our common stock and our Series B Preferred Stock in favor of both the Reverse Stock Split Proposal and the Authorized Common Stock Increase Proposal. Further, certain of our executive officers, acting in their respective capacities as individual stockholders, have agreed to vote their shares in favor of both the Reverse Stock Split Proposal and the Authorized Common Stock Increase Proposal. The Noteholders and these executive officers, together, held 54,462,056 shares of our common stock and 26,551 shares of our Series B Preferred Stock (constituting all of the shares of our Series B Preferred Stock), or approximately 42.9% of the total voting power of our capital stock, as of the record date.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc. will serve as the independent inspector of election (the “Inspector of Election”) for the Special Meeting and, in such capacity, will count and tabulate the votes, abstentions and broker non-votes.
What happens if the Special Meeting is adjourned?
In the event that a quorum is not present or represented at the Special Meeting, the stockholders present at the meeting, in person or represented by proxy, may adjourn the meeting until a quorum is present or represented. The Chair of the Board may also adjourn the Special Meeting from time to time. Unless a new record date is fixed, your proxy will still be valid at an adjourned Special Meeting and you will still be able to change or revoke your proxy until it is used to vote your shares.

9 Proxy Statement

Where can I find the voting results of the Special Meeting?

We expect to disclose final voting results based on the Inspector of Election’s final, certified report on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final results are unavailable at that time, we intend to file preliminary voting results based on the preliminary tabulation by the Inspector of Election and then file the final voting results in an amendment to the Current Report on Form 8-K within four business days of the day the final results are available.
Who can help answer any other questions I may have?
If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact our proxy solicitor, MacKenzie Partners:

MacKenzie Partners, Inc.
7 Penn Plaza
New York, New York 10001
Call Toll-Free: (800) 322-2885
Email: proxy@mackenziepartners.com

10 Proxy Statement

Proposal No. 1: Reverse Stock Split Proposal
PROPOSAL NO. 1:
REVERSE STOCK SPLIT PROPOSAL

General
We seek authorization for our Board to amend the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended (the “Charter”), (i) to effect a reverse stock split of the Company’s common stock, subject to our Board of Directors’ discretion, at a ratio of not less than 1-for-5 and not greater than 1-for-20, with the exact ratio to be set within that range at the discretion of our Board of Directors, without further approval or authorization of our stockholders, prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting and (ii) if and when the reverse stock split is effected, to decrease the number of authorized shares of our common stock in the same ratio as is selected for the reverse stock split (such reverse stock split and authorized share reduction, collectively, the “Reverse Stock Split”). Our Board has approved seeking stockholder authorization for the Board to effect the Reverse Stock Split and recommends that our stockholders adopt and approve the proposal. The proposed certificate of amendment to the Charter, which reflects the Reverse Stock Split (the “Reverse Stock Split Certificate of Amendment”), is attached hereto as Appendix A.

If stockholders approve this proposal, the Board will cause the Reverse Stock Split Certificate of Amendment to be filed with the Secretary of State of the State of Delaware and effect the Reverse Stock Split only if the Board determines that the Reverse Stock Split would be in the best interests of the Company and its stockholders at that time. The Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Reverse Stock Split Certificate of Amendment. No further action on the part of stockholders will be required for the Board either to implement or to abandon the Reverse Stock Split.

The Reverse Stock Split, if effected, will effect a reverse stock split of the outstanding shares of the Company’s common stock at a reverse stock split ratio in the range of 1-for-5 to 1-for-20 (the “Ratio Range”), as determined by our Board at a later date. As of the record date, 150,594,095 shares of our common stock were issued and outstanding (and an additional 23,217,594 shares of common stock would be issuable upon conversion of the Series B Preferred Stock if the Authorized Common Stock Increase Proposal is approved, prior to giving effect to the Reverse Stock Split). Based on such number of shares of our common stock issued and outstanding, immediately following the effectiveness of the Reverse Stock Split (and without giving any effect to the payment of cash in lieu of fractional shares), we will have, depending on the reverse stock split ratio selected by our Board and the outcome of the vote on the Authorized Common Stock Increase Proposal, issued and outstanding shares of stock as illustrated in the table under the caption “Effects of the Reverse Stock Split—Effect on Shares of Common Stock.” The Reverse Stock Split will also result in a reduction of the total number of shares of common stock that the Company is authorized to issue by the same ratio as is selected for the reverse stock split. See “Effects of the Reverse Stock Split—Effect on Shares of Common Stock” for the number of shares of common stock authorized but not
11 Proxy Statement

Proposal No. 1: Reverse Stock Split Proposal
outstanding or reserved that will remain available for issuance immediately following the effectiveness of the Reverse Stock Split. All holders of the Company’s common stock will be affected proportionately by the Reverse Stock Split.

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholders who would have been entitled to receive fractional shares as a result of the Reverse Stock Split will receive cash payments in lieu of their fractional shares. Each holder of common stock will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving cash in lieu of their fractional shares. The par value of our common stock will continue to be $0.001 per share (see “Effects of the Reverse Stock Split—Reduction in Stated Capital”).

The description of the Reverse Stock Split is qualified in its entirety by and should be read in conjunction with the full text of the Reverse Stock Split Certificate of Amendment, which is attached hereto as Appendix A.

Reasons for the Reverse Stock Split
Our Board has determined that it is in the best interests of the Company and its stockholders to have the ability to combine our shares of common stock within the Ratio Range, as determined by the Board at a later date, in order to raise the per share trading price of our common stock. Our common stock is publicly traded and listed on the Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “LPSN”.

On May 1, 2025, we received written notice (the “Nasdaq Notice”) from Nasdaq that the closing bid price for the Company’s common stock had fallen below $1.00 per share for 30 consecutive business days, as a result of which the Company no longer complied with the minimum bid price requirement for continued listing of the Company’s common stock on the Nasdaq Global Select Market. Nasdaq Listing Rule 5450(a)(1) requires listed securities to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”), and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive business days.

The Nasdaq Notice has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Select Market. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 calendar days following the date of the Nasdaq Notice, or until October 28, 2025, in which to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of the Company’s common stock must meet or exceed $1.00 per share for a minimum of 10 consecutive business days prior to October 28, 2025, unless the Nasdaq staff exercises its discretion to require the Company to meet the Minimum Bid Price Requirement for a longer period pursuant to Nasdaq Listing Rule 5810(c)(3)(H).

If the Company does not regain compliance within the allotted grace period, Nasdaq will provide notice that the Company’s common stock will be subject to delisting. The Company would then be entitled to appeal
12 Proxy Statement

Proposal No. 1: Reverse Stock Split Proposal
Nasdaq’s delisting determination. Accordingly, for this and other reasons discussed below, the Board currently believes that effecting the Reverse Stock Split will be in the best interests of the Company and its stockholders. Additionally, our Board believes that an increased stock price may encourage investor interest and improve the marketability of our common stock to a broader range of investors. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. The closing sale price of our common stock on September 15, 2025, was $0.88 per share, and our common stock closing bid price was below $1.00 on multiple occasions during 2024 and 2025. The Board believes that the anticipated higher market price resulting from a reverse stock split would enable institutional investors and brokerage firms with policies and practices such as those described above to invest in our common stock. Further, the failure of our common stock to be listed or quoted on any of The Nasdaq Global Select Market, The Nasdaq Global Market or The New York Stock Exchange would constitute a “fundamental change” under the indentures governing our outstanding notes.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share trading price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the per share trading price of our common stock. As a result, we can provide no assurance that we will be able to regain our compliance with the listing requirements or that any actions taken by us in an effort to restore our compliance would allow our common stock to remain listed, stabilize the market price of our common stock, improve the liquidity of our common stock, prevent our common stock from again dropping below the Minimum Bid Price Requirement, or prevent future non-compliance with the listing requirements.

The purpose of seeking stockholder approval of exchange ratios within the Ratio Range (rather than a fixed exchange ratio) is to provide the Company and the Board with the flexibility to achieve the desired results of the Reverse Stock Split. If our stockholders approve this proposal, then the Board, in its sole discretion, would effect the Reverse Stock Split only upon the determination by the Board that a reverse stock split would be in the best interests of the Company and its stockholders at that time. See “Criteria to Be Used for Determining Whether to Implement the Reverse Stock Split.” If the Board were to effect the Reverse Stock Split, then the Board would set the timing for such a split and select the specific ratio within the Ratio Range (the “Final Ratio”). No further action on the part of stockholders would be required for the Board to either implement or abandon the Reverse Stock Split. If our stockholders approve the proposal, and the Board determines to effect the Reverse Stock Split, we would communicate to the public, prior to the Effective Time (as defined below), additional details regarding the Reverse Stock Split, including the Final Ratio selected by the Board. If the Board does not implement the Reverse Stock Split within 12 months from the conclusion of the Special Meeting, then the authority granted in this proposal to implement the Reverse Stock Split automatically will terminate. If the Board elects not to implement the Reverse Stock Split within this time, stockholder approval would again be required prior to implementing any subsequent reverse stock split. The Board reserves its right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split at any time prior to the filing of the Reverse Stock Split Certificate of Amendment with the Secretary of State of the State of Delaware.
13 Proxy Statement

Proposal No. 1: Reverse Stock Split Proposal

Criteria to Be Used for Determining Whether to Implement the Reverse Stock Split:

In determining whether to implement the Reverse Stock Split and which reverse stock split ratio to implement, if any, following receipt of stockholder approval authorizing the Board to amend our Charter to effect the Reverse Stock Split, our Board may consider, among other things, various factors, such as:

1.the historical trading price and trading volume of our common stock;
2.Nasdaq continued listing standards requirements;
3.the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short and long term; and
4.prevailing general market and economic conditions.

Authorized Share Reduction
As a matter of Delaware law, the implementation of a reverse stock split does not require a reduction in the total number of authorized shares of our common stock. However, if stockholders authorize the Board to amend the Charter to effect the Reverse Stock Split, and the Reverse Stock Split is implemented, the authorized number of shares of our common stock also would be reduced by the same Final Ratio as is selected for the reverse stock split.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split
We cannot assure you that the proposed Reverse Stock Split will increase our stock price.

We expect that the Reverse Stock Split will increase the per share trading price of our common stock. However, the effect of the Reverse Stock Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. In addition, although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share trading price of our common stock declines, the percentage decline as an absolute number and as
14 Proxy Statement

Proposal No. 1: Reverse Stock Split Proposal
a percentage of our overall market capitalization may be greater than might occur in the absence of the Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.

The Reverse Stock Split may lead to a decrease in our overall market capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the Final Ratio, or following such increase does not maintain or exceed that price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the Reverse Stock Split.
Effective Time
The effective time of the Reverse Stock Split (the “Effective Time”), if the Reverse Stock Split is approved by our stockholders and implemented by the Board, will be the date and time set forth in the Reverse Stock Split Certificate of Amendment that is filed with the Secretary of State of the State of Delaware. The exact timing of the filing of the Reverse Stock Split Certificate of Amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders.

Notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, may at any time prior to the filing of the Reverse Stock Split Certificate of Amendment with the Secretary of State of the State of Delaware, delay or abandon the Reverse Stock Split. If the Board does not implement the Reverse Stock Split within 12 months from the conclusion of the Special Meeting, then the authority granted in this proposal to implement the Reverse Stock Split automatically will terminate. If the Board elects not to implement the Reverse Stock Split within this time, stockholder approval would again be required prior to implementing any subsequent reverse stock split.

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Proposal No. 1: Reverse Stock Split Proposal
Fractional Shares

Stockholders will not receive fractional shares of common stock in connection with the Reverse Stock Split if implemented by the Board. In lieu of issuing fractional shares, the Company will pay each stockholder who would otherwise have been entitled to a fraction of a share as a result of the Reverse Stock Split an amount in cash equal to the closing sale price of the common stock, as quoted on Nasdaq on the day of the Effective Time, multiplied by the fractional share amount. The ownership of a fractional share interest will not give the holder any voting, dividend or other rights, except the right to receive the above-described cash payment.

Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is made for their fractional share interest. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each of those jurisdictions. Thereafter, stockholders otherwise entitled to receive fractional share funds may have to obtain the funds directly from the state to which they were paid.

If you believe that you may not hold sufficient shares of the Company’s common stock at the Effective Time to receive at least one share in the Reverse Stock Split and you want to continue to hold the Company’s common stock after the Reverse Stock Split, you may do so by either:

1.purchasing a sufficient number of shares of the Company’s common stock; or
2.if you have shares of the Company’s common stock in more than one account, consolidating your accounts;

in each case, so that you hold a number of shares of our common stock in your account prior to the Reverse Stock Split that would entitle you to receive at least one share of common stock in the Reverse Stock Split. Shares of our common stock held in registered form and shares of our common stock held in “street name” (that is, through a broker, bank or other holder of record) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

Effects of the Reverse Stock Split
After the Effective Time of the Reverse Stock Split, if implemented by the Board, each stockholder will own a reduced number of shares of common stock. The principal effects of the Reverse Stock Split will be (a) to decrease the number of outstanding shares of our common stock based on the Final Ratio selected by our Board and (b) to correspondingly limit the amount of shares authorized for future issuance by the same ratio as is selected for the reverse stock split.

The Reverse Stock Split would be effected simultaneously for all shares of our common stock, and the Final Ratio would be the same for all shares of our common stock. The Reverse Stock Split would affect all of the
16 Proxy Statement

Proposal No. 1: Reverse Stock Split Proposal
holders of our common stock uniformly and would not affect any stockholder’s percentage ownership interests in the Company, voting rights or other rights in each case, other than as a result of the treatment of fractional shares as described herein. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in additional stockholders owning “odd lots” of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. Our Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Effect on Shares of Common Stock

The following table, which is provided for illustrative purposes only, contains approximate information, based on share information as of September 15, 2025, relating to our outstanding common stock based on hypothetical Reverse Stock Splits within the Ratio Range, with and without the Authorized Common Stock Increase (but without giving effect to the Beneficial Ownership Limitation):

	Number of Shares Authorized	Number of Shares Issued and Outstanding	Number of Shares Reserved for Future Issuance	Number of Shares Authorized but Not Outstanding or Reserved
Without Reverse Stock Split; Without Authorized Common Stock Increase	200,000,000	150,594,095	37,249,855	12,156,050
With Authorized Common Stock Increase; without Reverse Stock Split	300,000,000	173,811,689	37,249,855	88,938,456
With Reverse Stock Split (1:5); Without Authorized Common Stock Increase	40,000,000	30,118,819	7,449,969	2,431,212
With Reverse Stock Split (1:5); With Authorized Common Stock Increase	60,000,000	34,762,337	7,449,971	17,787,691
With Reverse Stock Split (1:20); Without Authorized Common Stock Increase	10,000,000	7,529,704	1,862,492	607,803
With Reverse Stock Split (1:20); With Authorized Common Stock Increase	15,000,000	8,690,584	1,862,492	4,446,923
If the Authorized Common Stock Increase Proposal and the Reverse Stock Split Proposal are both approved, any other Reverse Stock Split ratio within the Ratio Range would result in a number of authorized shares of common stock between 15,000,000 and 60,000,000. If the Reverse Stock Split Proposal, but not the Authorized Common Stock Proposal, is approved, any other Reverse Stock Split Ratio within the Ratio Range would result in a number of authorized shares of common stock between 10,000,000 and 40,000,000.

17 Proxy Statement

Proposal No. 1: Reverse Stock Split Proposal
After the Effective Time of the Reverse Stock Split, if implemented by the Board, our common stock will have a new CUSIP number, which is a number used to identify our securities, and any stock certificates with the old CUSIP number will need to be exchanged for stock certificates with the new CUSIP number using the procedures described below.

We expect that, following the Reverse Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, assuming that the Company meets the Minimum Bid Price Requirement, that our Common Stock will continue to be traded on The Nasdaq Global Select Market under the symbol “LPSN.”

Effect on Par Value

The proposed amendments to our Charter will not affect the par value of our common stock, which will remain at $0.001 per share.

Reduction in Stated Capital

As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split; the reduction will be subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Effect on Preferred Stock

As of the record date, we have outstanding 26,551 shares of Series B Preferred Stock. Pursuant to our existing Charter, our authorized stock includes a total of 5,000,000 shares of preferred stock, $0.001 par value per share. The proposed Reverse Stock Split will not impact the number of outstanding shares of Series B Preferred Stock, the total authorized number of shares of Series B Preferred Stock or the par value of the Series B Preferred Stock. However, the proposed Reverse Stock Split will decrease the conversion ratio applicable to the Series B Preferred Stock by the Final Ratio.

Effect on Warrants

As of the record date, we have outstanding warrants exercisable for 14,658,647 shares of our common stock. The proposed Reverse Stock Split will decrease the number of shares of our common stock that may be purchased on exercise of such warrants, and correspondingly increase the warrant exercise price, by the Final Ratio.

As of the record date, we have outstanding warrants exercisable with respect to a notional amount of 234,673 shares of our common stock for cash payments equal to the excess of “fair market value” (as
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Proposal No. 1: Reverse Stock Split Proposal
defined therein) per share over the strike price. The proposed Reverse Stock Split will decrease the notional amount of such warrants, and correspondingly increase the warrant exercise price, by the Final Ratio.

Effect on Our Convertible Notes

As of the record date, we have outstanding $20.1 million in aggregate principal amount of 0% Convertible Notes due in December 2026 (“2026 Notes”), convertible at the option of the holders at certain times into 13.2933 shares of the Company’s common stock par value $0.001. The proposed Reverse Stock Split will decrease the conversion rate applicable to the 2026 Notes by the Final Ratio.

As of the record date, we have outstanding $214.4 million in aggregate principal amount of First Lien Convertible Senior Notes due 2029 (“2029 Notes”), convertible at the option of the holders at certain times into cash based on a daily conversion value calculated on a proportionate basis for each trading day in a 50 trading day observation period, initially corresponding to 13.2933 shares of the Company’s common stock per $1,000 principal amount of 2029 Notes. The proposed Reverse Stock Split will decrease the conversion rate applicable to the 2029 Notes by the Final Ratio.

Effect on Our Equity Plans

As of September 15, 2025, we had 1,848,868 shares of our common stock subject to outstanding stock options and 15,551,228 shares of our common stock subject to outstanding unvested restricted stock units (“RSUs”) (including performance-based units measured at “target”) under our 2019 Stock Incentive Plan, as amended, or its predecessor plan (collectively, the “2019 Stock Incentive Plan”) and our 2018 Inducement Plan, as amended, or its predecessor plan (collectively, the “Inducement Plan”), 2,439,870 options to purchase our common stock pursuant to a current offering period under our 2019 Employee Stock Purchase Plan (the “ESPP”), and 1,000,000 shares of our common stock subject to a stand-alone stock option award granted to our CEO (together with the 2019 Stock Incentive Plan, the Inducement Plan and the ESPP, our “Equity Plans”). The Board and the Compensation Committee, as applicable, have the discretion and authority in the event of a reverse stock split to determine the appropriate adjustments to the awards granted and outstanding, and the number of shares reserved for issuance, under our Equity Plans, and any applicable exercise prices or purchase price, as applicable, for such awards. Accordingly, if the Reverse Stock Split is effected, the number of shares of our common stock available for issuance under the 2019 Stock Incentive Plan, the Inducement Plan and the ESPP, as well as the number of shares of our common stock subject to any outstanding award under the Equity Plans, and the exercise price, grant price or purchase price relating to any such award, as applicable, under the Equity Plans are expected to be proportionately adjusted by our Board or Compensation Committee to reflect the Reverse Stock Split. Our Board or Compensation Committee will also determine what treatment is appropriate in respect of any outstanding awards’ performance-based vesting conditions in order to reflect the Reverse Stock Split and the treatment of fractional shares subject to stock options and other outstanding awards under the Equity Plans. In addition, pursuant to the authority provided under the Equity Plans, the Board or Compensation Committee is expected to authorize the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes to our Equity Plans.
19 Proxy Statement

Proposal No. 1: Reverse Stock Split Proposal

Specifically, it is expected that, among other things, the number of shares of our common stock subject to awards under the Equity Plans will be adjusted in each case by multiplying the number of shares of our common stock subject to the applicable award immediately prior to the Reverse Stock Split by a fraction equivalent to the Final Ratio (rounded to the nearest whole share (in the case of stock options, down to the nearest whole share)), and the exercise price of any stock option will be adjusted by dividing the per-share exercise price of such stock option by a fraction equivalent to the Final Ratio (rounded up to the nearest whole cent).

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record

If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock that you hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the Effective Time. By signing and cashing this check, you will warrant that you owned the shares of LivePerson’s common stock for which you received a cash payment.

At the Effective Time, we intend to treat stockholders holding shares of our common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split.

If you hold your shares of our common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

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Proposal No. 1: Reverse Stock Split Proposal
Shares Held in Certificated Form

If you hold any of your shares of our common stock in certificated form (the “Share Certificate(s)”), you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can deliver your Share Certificate(s) so that you are in a position to transfer or trade your post-Reverse Stock Split shares of our common stock, which will be in a book-entry form, evidenced by a transaction statement that will be sent to your address of record as soon as practicable after your delivery of a letter of transmittal indicating the number of shares of our common stock you hold, together with any payment of cash in lieu of fractional shares to which you are entitled. Until surrendered as contemplated herein, a stockholder’s Share Certificate(s) shall be deemed at and after the Effective Time to represent the number of full shares of our common stock resulting from the Reverse Stock Split.

YOU SHOULD NOT DESTROY ANY SHARE CERTIFICATES AND SHOULD NOT SEND YOUR SHARE CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE THE LETTER OF TRANSMITTAL FROM OUR TRANSFER AGENT.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to the Reverse Stock Split described in this proposal, and we will not independently provide our stockholders with any such rights.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a general summary of certain material U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of our common stock that hold their stock as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which are subject to change, possibly with retroactive effect. Changes in these authorities, and the interpretation thereof, may result in U.S. federal income tax consequences that differ from those discussed below. We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the IRS would not challenge any of the consequences summarized below, or that a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any non-U.S. tax consequences, any estate or gift tax consequences, or the Medicare tax on net investment income.

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Proposal No. 1: Reverse Stock Split Proposal
This discussion applies only to holders of our common stock that are U.S. Holders (as defined below) and does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances or to U.S. Holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes) and their partners or members; (vii) traders in securities that elect to use a mark-to-market method of accounting; (viii) holders whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; (xi) retirement plans; (xii) holders who own more than five percent (5%) of our common stock; or (xiii) certain former citizens or long-term residents of the United States.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a U.S. Holder that is a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding our common stock and partners in such partnerships should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person.

The Reverse Stock Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a “recapitalization” for U.S. federal income tax purposes, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered pursuant to the Reverse Stock Split (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received pursuant to the Reverse Stock Split should include the holding period in the shares of our common stock surrendered pursuant to the Reverse Stock Split. Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. Holders of shares of our common stock acquired on different dates and at different
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Proposal No. 1: Reverse Stock Split Proposal
prices should consult their tax advisors regarding the allocation of the tax basis and holding period in such shares.

A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split generally should be treated as having exchanged the fractional share interest for cash in a redemption that is subject to Section 302 of the Code. The redemption generally should be treated as a sale of the fractional share, and not as a distribution under Section 301 of the Code, if the receipt of the cash in lieu of the fractional share (a) is “substantially disproportionate” with respect to the U.S. Holder, (b) results in a “complete termination” of the U.S. Holder’s interest or (c) is “not essentially equivalent to a dividend” with respect to the U.S. Holder, in each case, taking into account shares of our common stock actually and constructively owned by such U.S. Holder. For these purposes, a distribution is not essentially equivalent to a dividend if the U.S. Holder undergoes a “meaningful reduction” in its proportionate interest in our common stock.

If the redemption is treated as a sale, the U.S. Holder will recognize capital gain or loss equal to the difference between the portion of its tax basis allocated to the fractional share and the cash received. Such capital gain or loss will be short term if the shares held prior to the Reverse Stock Split were held for one year or less and long term if held for more than one year. If, however, the redemption does not meet one of the Section 302 tests, then the cash will be treated as a distribution under Section 301 of the Code and taxed as a dividend to the extent of our current and accumulated earnings and profits allocable to the distribution, then as a recovery of basis to the extent of the U.S. Holder’s tax basis in its shares (which, for these purposes, may include the U.S. Holder’s tax basis in all of its shares rather than only the U.S. Holder’s tax basis in the fractional share interest, although the law is not entirely clear on this point), and finally as gain from the sale of such fractional shares interest.

Some U.S. Holders receiving cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should have an increase, and others should have a reduction, in their percentage ownership in the Company. Whether a U.S. Holder will be considered to have undergone a meaningful reduction in its interest in our common stock will depend on all of the facts and circumstances existing at and around the time of the Reverse Stock Split, including the U.S. Holder’s percentage interest in our common stock before and after the Reverse Stock Split. The IRS has indicated in published rulings that any reduction in the percentage ownership of a public company stockholder whose relative stock interest is minimal (an interest of less than 1% of the Company’s outstanding common stock generally should be considered to be minimal for these purposes) and who exercises no control over corporate affairs should constitute a meaningful reduction.

Holders of our common stock should consult their own tax advisors to determine whether the receipt of cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should be treated for U.S. federal income tax purposes as a redemption that is subject to Section 302 of the Code or as a distribution under Section 301 of the Code, and the tax consequences thereof to such U.S. Holder.

A U.S. Holder may be subject to information reporting with respect to any cash received in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split. U.S. Holders who are subject to
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Proposal No. 1: Reverse Stock Split Proposal
information reporting and who do not provide a correct taxpayer identification number and other required information (such as by submitting a properly completed IRS Form W-9) may also be subject to backup withholding at the applicable rate. Any amount withheld under such rules is not an additional tax and may be refunded or credited against the U.S. Holder’s U.S. federal income tax liability, provided that the required information is properly furnished in a timely manner to the IRS.

THE PRECEDING DISCUSSION OF U.S. FEDERAL INCOME TAX CONSEQUENCES IS FOR GENERAL INFORMATION ONLY. IT DOES NOT CONSTITUTE TAX ADVICE. EACH HOLDER OF OUR COMMON STOCK SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THEIR PARTICULAR U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.
Interests of Certain Persons
None of our directors or executive officers has any substantial interest, directly or indirectly, in the Reverse Stock Split Proposal except to the extent of their ownership of shares of our common stock and common stock underlying other securities. See “Ownership of Securities” below.
Required Vote
The affirmative vote of a majority of the votes cast on the proposal at the Special Meeting is required to approve the Reverse Stock Split Proposal.

Approval by stockholders of this Reverse Stock Split Proposal is not conditioned upon approval of the Authorized Common Stock Increase Proposal; conversely, approval by stockholders of the Authorized Common Stock Increase Proposal is not conditioned upon approval of this Reverse Stock Split Proposal.

The Noteholders, including entities affiliated with Linden Advisors LP, Davidson Kempner Capital Management LP, Tenor Opportunity Master Fund, Ltd., Silverback Asset Management, Opti Capital Management, LP and Calamos Advisors LLC, have each agreed to vote their shares of our common stock and our Series B Preferred Stock in favor of both the Reverse Stock Split Proposal and the Authorized Common Stock Increase Proposal. Further, certain of our executive officers, acting in their respective capacities as individual stockholders, have agreed to vote their shares in favor of both the Reverse Stock Split Proposal and the Authorized Common Stock Increase Proposal. The Noteholders and these executive officers, together, held 54,462,056 shares of our common stock and 26,551 shares of our Series B Preferred Stock (constituting all of the shares of our Series B Preferred Stock), or approximately 42.9% of the total voting power of our capital stock, as of the record date.

The Board recommends a vote “FOR” the Reverse Stock Split Proposal.
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Proposal No. 2: Authorized Common Stock Increase Proposal
PROPOSAL NO. 2:
AUTHORIZED COMMON STOCK INCREASE PROPOSAL
General

Prior to giving effect to any change resulting from the Reverse Stock Split, our Fourth Amended and Restated Certificate of Incorporation, as amended (the “Charter”), authorizes the issuance of up to two hundred and five million (205,000,000) shares of stock, consisting of two hundred million (200,000,000) shares of common stock, par value $0.001 per share, and five million (5,000,000) shares of preferred stock, par value $0.001 per share.

In addition to the 150,594,095 shares of common stock outstanding as of the record date, the Company has reserved for issuance (i) 831,045 shares of common stock under the Company’s 2019 Stock Incentive Plan, (ii) 652,670 shares of common stock under the Company’s 2018 Inducement Plan, (iii) 2,439,870 shares of common stock under the Company’s Employee Stock Purchase Plan, (iv) 1,000,000 shares of our common stock subject to a stand-alone stock option award granted to our CEO, (v) 1,848,868 shares of common stock issuable upon exchange of other outstanding options, (vi) 15,551,228 shares issuable upon vesting of outstanding RSUs and performance-vesting RSUs (“PRSUs”), (vii) 14,658,647 shares of common stock issuable upon exercise of outstanding warrants and (viii) 267,527 shares of common stock issuable upon exercise of outstanding 2026 Notes (in each case, prior to giving effect to any change resulting from the Reverse Stock Split). The aggregate number of outstanding and reserved shares of common stock is 187,843,950, prior to giving effect to any change resulting from the Reverse Stock Split.

On September 12, 2025 (the “Closing Date”), the Company consummated a privately negotiated exchange (the “Exchange”) with holders (the “Noteholders”) of approximately $341.1 million aggregate principal amount of our outstanding 0% Convertible Senior Notes due 2026 (the “2026 Notes”) of (x) such 2026 Notes for (y) (i) an aggregate payment of $45.0 million in cash, (ii) $115.0 million in aggregate principal amount of our 10.0% Second Lien Senior Subordinated Secured Notes due 2029, (iii) 53,333,947 shares of common stock (such shares, the “Common Equity Shares”) and (iv) 26,551 shares of Series B Preferred Stock.

The 26,551 shares of Series B Preferred Stock are convertible into 23,217,594 shares of common stock, prior to giving effect to any Reverse Stock Split. We seek authorization for our Board to amend our Charter to increase the number of Authorized Shares of Common Stock by a factor of 1.5x (the “Authorized Common Stock Increase”) to accommodate the conversion of the Series B Preferred Stock. See “Effects of Approving the Authorized Common Stock Increase Proposal” and “Effects of Not Approving the Authorized Common Stock Increase Proposal” below. Our Board has approved seeking stockholder authorization to effect the Authorized Common Stock Increase and recommends that our stockholders adopt and approve the proposal. The proposed certificate of amendment to the Charter, which reflects the Authorized Common Stock Increase (the “Authorized Common Stock Increase Certificate of Amendment”), is attached hereto as Appendix B.
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Proposal No. 2: Authorized Common Stock Increase Proposal

The following is a summary of the other terms of the Series B Preferred Stock:

•Conversion.
◦If the Authorized Common Stock Increase Proposal is approved, the 26,551 outstanding shares of Series B Preferred Stock will convert into a fixed number of shares of common stock (the “Conversion Shares”) at a ratio of 874.452714 shares of common stock for each share of Series B Preferred Stock (the “Conversion Ratio”, subject to the Beneficial Ownership Limitation and subject to proportional adjustment for the Reverse Stock Split or any other splits, combination, or similar adjustments) within one business day following the filing and acceptance of the Authorized Common Stock Increase Certificate of Amendment with the Secretary of State of the State of Delaware. See “Effects of Approving the Authorized Common Stock Increase Proposal” and “Effects of Not Approving the Authorized Common Stock Increase Proposal” below.
•Voting Rights.
◦Each share of Series B Preferred Stock is entitled to a number of votes equal to the number of whole Conversion Shares into which such share of Series B Preferred Stock would be convertible (assuming for such purposes, this Authorized Common Stock Increase Proposal were to have been approved), and is entitled to vote on all matters submitted for voting to the common stockholders, including the Authorized Common Stock Issuance Proposal. The Noteholders have agreed to vote their Common Equity Shares and shares of Series B Preferred Stock in favor of the Reverse Stock Split Proposal and the Authorized Common Stock Issuance Proposal.
•Dividends.
◦Each share of Series B Preferred Stock is entitled to dividends (i) in an amount equal to 15.0% of Stated Value (a “Regular Dividend”) and (ii) on an as-converted basis (assuming for such purposes, this Authorized Common Stock Increase Proposal were to have been approved) with respect to any dividend or other distribution as and when paid to holders of common stock (a “Participating Dividend”). Regular Dividends are payable, at the Company’s option, in cash or in-kind through the addition of such dividend amount to the Stated Value. If any shares of Series B Preferred Stock remain outstanding on the first anniversary of the Closing Date (i.e., on September 12, 2026), the Regular Dividend rate will increase to 20.0%. Regular Dividends will be payable on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 2025.
•Liquidation Preference.
◦Each share of Series B Preferred Stock has an initial stated value (“Stated Value”) of $1,000 per share, subject to adjustment for (i) any splits, combinations, or similar adjustment and (ii) accrued unpaid dividends. The Series B Preferred Stock does not have a stated maturity and is not subject to mandatory redemption or any sinking fund, and will remain outstanding indefinitely unless earlier converted, repurchased or redeemed. The Series B Preferred Stock may be redeemed by the Company at any time following issuance at a price equal to 100% of the Stated Value, plus accrued and unpaid dividends.
◦In the event of any Fundamental Transaction (as defined in the Certificate of Designation) or voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (a “Liquidation Event”), holders of the Series B Preferred Stock shall be entitled, out of assets legally available therefor, before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any junior stock, including the common stock, and subject to the rights of the holders of any senior stock or parity stock and the rights of the Company’s existing and future creditors, to receive in full a liquidating distribution in cash and in the amount per share
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Proposal No. 2: Authorized Common Stock Increase Proposal
of Series B Preferred Stock equal to the greater of (i) the sum of the Stated Value per share of Series B Preferred Stock plus accrued and unpaid Regular Dividends and unpaid Participating Dividends to, but excluding, the date of such Liquidation Event and (ii) the amount the holder of such share of Series B Preferred Stock would receive if such share of Series B Preferred Stock was converted into common stock at the Conversion Ratio on the date of such Liquidation Event. In addition, if any shares of Series B Preferred Stock remain outstanding following the first anniversary following the Closing Date (i.e., on September 12, 2026), upon commencement of a voluntary or involuntary case under the United States Bankruptcy Code, Title 11 of the United States Code, the liquidation preference described in clause (i) of the preceding sentence will automatically increase to 150% of the Stated Value per share of Series B Preferred Stock, plus accrued and unpaid Regular Dividends to, but excluding the date of such Liquidation Event.

Effect on Shares of Common Stock

The following table, which is provided for illustrative purposes only, contains approximate information, based on share information as of September 15, 2025, relating to our outstanding common stock based on hypothetical Reverse Stock Splits within the Ratio Range, with and without the Authorized Common Stock Increase (but without giving effect to the Beneficial Ownership Limitation):

	Number of Shares Authorized	Number of Shares Issued and Outstanding	Number of Shares Reserved for Future Issuance	Number of Shares Authorized but Not Outstanding or Reserved
Without Reverse Stock Split; Without Authorized Common Stock Increase	200,000,000	150,594,095	37,249,855	12,156,050
With Authorized Common Stock Increase; without Reverse Stock Split	300,000,000	173,811,689	37,249,855	88,938,456
With Reverse Stock Split (1:5); Without Authorized Common Stock Increase	40,000,000	30,118,819	7,449,969	2,431,212
With Reverse Stock Split (1:5); With Authorized Common Stock Increase	60,000,000	34,762,337	7,449,971	17,787,691
With Reverse Stock Split (1:20); Without Authorized Common Stock Increase	10,000,000	7,529,704	1,862,492	607,803
With Reverse Stock Split (1:20); With Authorized Common Stock Increase	15,000,000	8,690,584	1,862,492	4,446,923

If the Authorized Common Stock Increase Proposal and the Reverse Stock Split Proposal are both approved, any other Reverse Stock Split ratio within the Ratio Range would result in a number of authorized shares of common stock between 15,000,000 and 60,000,000. If the Reverse Stock Split Proposal, but not the Authorized Common Stock Proposal, is approved, any other Reverse Stock Split Ratio within the Ratio Range would result in a number of authorized shares of common stock between 10,000,000 and 40,000,000.

The description of the Authorized Common Stock Increase Proposal is qualified in its entirety by and should be read in conjunction with the full text of the Authorized Common Stock Increase Certificate of Amendment, which is attached hereto as Appendix B.

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Proposal No. 2: Authorized Common Stock Increase Proposal
Effects of Approving the Authorized Common Stock Increase Proposal

If the Authorized Common Stock Increase Proposal is approved, the 26,551 outstanding shares of Series B Preferred Stock will convert into 23,217,594 shares of common stock (subject to the Beneficial Ownership Limitation and subject to proportional adjustment for any Reverse Stock Split or any other splits, combination, or similar adjustments) within one business day following the filing and acceptance of the Authorized Common Stock Increase Certificate of Amendment with the Secretary of State of the State of Delaware. Accordingly, if the Authorized Common Stock Increase Proposal is approved, the issuance of the Conversion Shares will significantly dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock. Such issuances will also significantly dilute the voting power of a person seeking control of the Company, thereby deterring, or rendering more difficult, a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. Stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock. Further, if the holders of Conversion Shares sell substantial amounts of our common stock in the public market, or if the market perceives that these sales might occur, the market price of our common stock could fall.

Further, to the extent that the additional authorized shares of common stock are issued in the future or are used in connection with securities convertible into or exercisable for shares of common stock, they may decrease existing stockholders’ percentage of equity ownership and thus could be dilutive to existing stockholders. Depending on the price at which such shares are issued, they also may have a negative effect on the market price of our common shares. Any such future issuances also could have a dilutive effect on our earnings per share and book value per share.

Effects of Not Approving the Authorized Common Stock Increase Proposal
In connection with the Exchange, the Company has entered into agreements that are binding obligations of the Company, and stockholder approval is not necessary to consummate the Exchange. The failure of stockholders to approve the Authorized Common Stock Increase Proposal will not negate the existing terms of the Exchange or the relevant agreements, which will remain binding on the Company.

If the Authorized Common Stock Increase Proposal is not approved, we will be unable to issue the Conversion Shares. As a result, the Series B Preferred Stock will remain outstanding and will continue to accrue Regular Dividends and, if applicable, Participating Dividends. Further, if any shares of Series B Preferred Stock remain outstanding on the first anniversary of the Closing Date (i.e., on September 12, 2026), the Regular Dividend rate will increase to 20.0%. Pursuant to the Certificate of Designation, the Series B Preferred Stock ranks senior with respect to dividend rights and rights upon a Liquidation Event (as defined in the Certificate of Designation) to all capital stock of the Company ranking junior to the Series B Preferred Stock, including the common stock. In addition, the Certificate of Designation prevents the Board, without the prior consent of holders of a majority of the then outstanding Series B Preferred Stock, from declaring or paying any dividends on any junior securities, including the common stock, during any time that all accrued Regular Dividends and Participating Dividends have not been paid in
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Proposal No. 2: Authorized Common Stock Increase Proposal
full. Accordingly, if the Authorized Common Stock Increase Proposal is not approved, the common stock will be subject to the rights of the holders of the Series B Preferred Stock for so long as the Series B Preferred Stock remains outstanding.

No Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to the Authorized Common Stock Increase Certificate of Amendment described in this proposal, and we will not independently provide our stockholders with any such rights.
Interests of Certain Persons
None of our directors or executive officers has any substantial interest, directly or indirectly, in the Authorized Common Stock Increase Proposal except to the extent of their ownership of shares of our common stock and common stock underlying other securities. See “Ownership of Securities” below.

Required Vote
The affirmative vote of a majority of the votes cast on the proposal at the Special Meeting is required to approve the Authorized Common Stock Increase Proposal.

Approval by stockholders of this Authorized Common Stock Increase Proposal is not conditioned upon approval of the Reverse Stock Split Proposal; conversely, approval by stockholders of the Reverse Stock Split Proposal is not conditioned upon approval of this Authorized Common Stock Increase Proposal.

The Noteholders, including entities affiliated with Linden Advisors LP, Davidson Kempner Capital Management LP, Tenor Opportunity Master Fund, Ltd., Silverback Asset Management, Opti Capital Management, LP and Calamos Advisors LLC, have each agreed to vote their shares of our common stock and our Series B Preferred Stock in favor of both the Reverse Stock Split Proposal and the Authorized Common Stock Increase Proposal. Further, certain of our executive officers, acting in their respective capacities as individual stockholders, have agreed to vote their shares in favor of both the Reverse Stock Split Proposal and the Authorized Common Stock Increase Proposal. The Noteholders and these executive officers, together, held 54,462,056 shares of our common stock and 26,551 shares of our Series B Preferred Stock (constituting all of the shares of our Series B Preferred Stock), or approximately 42.9% of the total voting power of our capital stock, as of the record date.

The Board recommends a vote “FOR” the Authorized Common Stock Increase Proposal.

29 Proxy Statement

Other Information

OWNERSHIP OF SECURITIES
The following table sets forth information with respect to the beneficial ownership of our outstanding common stock as of September 15, 2025, unless otherwise indicated in the footnotes below, by:
•each person or group of affiliated persons whom we know to beneficially own more than five percent of our common stock or Series B Preferred Stock;
•each of our named executive officers;
•each of our directors; and
•all of our directors and executive officers as a group.

A person is deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after September 15, 2025, including any shares of our common stock subject to an option that are exercisable or will be exercisable, and any RSUs that have vested or will vest within 60 days after September 15, 2025, and any PRSUs that have vested and will be settled within 60 days of September 15, 2025.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Percentage of beneficial ownership is based on 150,594,095 shares of common stock and 26,551 shares of Series B Preferred Stock outstanding on September 15, 2025 (excluding in each case shares held in treasury). Unless otherwise indicated, the persons named in the table directly own the shares and have sole voting and sole investment control with respect to all shares beneficially owned:
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Other Information

	Common Stock		Series B Preferred Stock
Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percentage of Outstanding Shares (%)	Number of Shares Beneficially Owned (2)	Percentage of Outstanding Shares (%)	Percentage of Total Voting Power (3)
5% Stockholders
Vector Capital VI, L.P. (4)	7,983,818	5%	—	—	5%
Linden Advisors LP (5)	14,908,915	9.9%	8,162	31%	9.9% (15)
Davidson Kempner Capital Management LP (6)	10,491,933	7%	5,021	19%	9%
Tenor Opportunity Master Fund, Ltd. (7)	6,509,227	4%	3,115	12%	5%
Silverback Asset Management (8)	6,416,019	4%	3,071	12%	5%
Opti Capital Management, LP (9)	5,668,896	4%	2,713	10%	5%
Calamos Advisors LLC (10)	3,498,123	2%	1,675	6%	3%

Executive Officers and Directors
John D. Collins (11)	1,051,956	*	—	—	*
Dan Fletcher	—	*	—	—	*
Monica L. Greenberg (12)	836,640	*	—	—	*
James Miller	84,944	*	—	—	*
Vanessa Pegueros	59,993	*	—	—	*
John Sabino	852,294	*	—	—	*
Karin-Joyce (K.J.) Tjon	—	*	—	—	*
William G. Wesemann (13)	510,852	*	—	—	*
Anthony Zingale	—	*	—	—	*
Directors and Executive Officers as a group (11 persons) (14)	3,656,897	2%	—	—	2%

•Less than 1%.
(1)Unless noted otherwise, the business address of each beneficial owner is c/o LivePerson, Inc., 530 Seventh Avenue, Floor M1, New York, New York 10018.

(2)Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investment power with respect to the shares shown as beneficially owned.

(3)Percentage of total voting power represents voting power with respect to all shares of our common stock and Series B Preferred Stock, as a single class. The holders of our Series B Preferred Stock are entitled to vote their shares of Series B Preferred Stock on an as-converted basis (i.e. a number of votes equal per share of Series B Preferred Stock equal to the number of shares of common stock into which such share of Series B Preferred Stock would be convertible (assuming for such purposes, this Authorized Common Stock Increase Proposal were to have been approved)).

(4)Based solely on our review of the Schedule 13D filed with the SEC on August 26, 2025 by Vector Capital VI, L.P., Vector Capital Management, L.P., Vector Capital, L.L.C. and Alexander R. Slusky (collectively, “Vector Capital”) each of whose address is 650 California St, 32nd Floor, San Francisco, CA 94108. Vector Capital has reported that it has shared voting power as to all 7,983,818 shares and shared dispositive power as to all 7,983,818 shares.

(5)Linden Advisors LP is an investment manager for the beneficial owners Linden Capital L.P. and two separately managed accounts and holds voting and dispositive power over the securities held by them. Linden Capital L.P. holds approximately 95%, and the two separately managed accounts together hold approximately 5%, of the securities listed above next to Linden
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Other Information

Advisors LP, and each separately managed account holds less than 1% of any class of shares of the Company. Mr. Siu Min (Joe) Wong (the principal owner and the controlling person of Linden Advisors LP) also shares voting and dispositive power with respect to the securities listed above next to Linden Advisors LP. The address of the parties mentioned in this footnote is c/o Linden Advisors LP, 590 Madison Avenue, 32nd Floor, New York, NY 10022. Pursuant to Rule 13d-3(d)(1) under the Exchange Act, amounts reported do not include shares of common stock underlying Series B Preferred Stock because conversion of such shares of Series B Preferred Stock is subject to a condition outside the holder’s control.

(6)The shares reported herein are held by subfunds of Davidson Kempner Capital Management LP (“DKCM”), specifically (i) M.H. Davidson & Co. and (ii) Davidson Kempner Arbitrage, Equities and Relative Value LP. DKCM serves as the investment manager to these subfunds and, pursuant to investment management agreements, exercises ultimate voting and dispositive power over the securities. The business address of each beneficial owner is c/o Davidson Kempner Capital Management LP, 9 West 57th Street, 29th Floor, New York, New York 10019. Pursuant to Rule 13d-3(d)(1) under the Exchange Act, amounts reported do not include shares of common stock underlying Series B Preferred Stock because conversion of such shares of Series B Preferred Stock is subject to a condition outside the holder’s control.

(7)Tenor Capital Management Company, L.P. serves as the investment adviser for Tenor Opportunity Master Fund, Ltd. and therefore may be deemed to share voting and investment power with respect to these shares in such capacity. Tenor Management GP, LLC is the general partner of Tenor Capital Management Company, L.P. and Robin R. Shah is the sole managing member of Tenor Management GP, LLC. As such, Mr. Shah may be deemed to have beneficial ownership over the shares. The address of Tenor Opportunity Master Fund, Ltd. is c/o Tenor Capital Management, 810 7th Avenue, Suite 1905, New York, NY 10019. Pursuant to Rule 13d-3(d)(1) under the Exchange Act, amounts reported do not include shares of common stock underlying Series B Preferred Stock because conversion of such shares of Series B Preferred Stock is subject to a condition outside the holder’s control.

(8)Silverback Asset Management, LLC is the investment manager for two commingled funds and two separately managed accounts that hold the securities reported herein and, in such capacity, exercises voting and dispositive power over such securities. Mr. Robert Barron is the Chief Investment Officer and control person of Silverback Asset Management, LLC and may be deemed to possess voting and disposition power over the securities held by each of these selling security holders, subject in each case to the terms and conditions of the applicable investment management agreements in place with respect to each selling securityholder. The business address of Silverback Asset Management, LLC is 1414 Raleigh Road, Suite 250, Chapel Hill, North Carolina 27517. Pursuant to Rule 13d-3(d)(1) under the Exchange Act, amounts reported do not include shares of common stock underlying Series B Preferred Stock because conversion of such shares of Series B Preferred Stock is subject to a condition outside the holder’s control.

(9)Consists of 4,156,106 shares held by Opti Opportunity Master Fund, LP, 1,301,325 shares held by Eagle Harbor Multi Strategy Master Fund, LTD and 211,465 shares held by Chi-Rho Multi-Strategy Master Fund, LTD. Opti Capital Management, LP is the investment manager of Opti Opportunity Master Fund, LP, Eagle Harbor Multi Strategy Master Fund and Chi-Rho Multi-Strategy Master Fund, LTD and holds voting and dispositive power over the securities. Xiuping Li is a control person of Opti Capital Management, LP and may be deemed to possess voting and dispositive power over the securities. The address of Opti Capital Management, LP is 120 West 45th Street, Suite 3005, New York, New York 10036. Pursuant to Rule 13d-3(d)(1) under the Exchange Act, amounts reported do not include shares of common stock underlying Series B Preferred Stock because conversion of such shares of Series B Preferred Stock is subject to a condition outside the holder’s control.

(10)Calamos Advisors LLC is the investment manager for the five separately managed accounts that hold the securities reported herein and, in such capacity, exercises voting and disposition power over such securities. Mr. John P. Calamos Sr. is the Founder and Global CIO and a control person of Calamos Advisors LLC and may be deemed to possess voting and disposition power over the securities held by each of these selling securityholders, subject in each case to the terms and conditions of the applicable investment management agreement in place with respect to each selling securityholder. The address of the principal business office of Calamos Advisors LLC is 2020 Calamos Court, Naperville, IL 60563. Pursuant to Rule 13d-3(d)(1) under the Exchange Act, amounts reported do not include shares of common stock underlying Series B Preferred Stock because conversion of such shares of Series B Preferred Stock is subject to a condition outside the holder’s control.

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Other Information

(11)Includes 93,944 shares underlying options that are currently exercisable or that will be exercisable at or within 60 days of September 15, 2025, 840,000 RSUs which will be vested within 60 days of September 15, 2025 and 27,775 PRSUs which have vested and will be settled within 60 days of September 15, 2025.

(12)Includes 283,620 shares underlying options that are currently exercisable or that will be exercisable at or within 60 days of September 15, 2025, 400,000 RSUs vesting within 60 days of September 15, 2025 and 12,499 PRSUs which have vested and will be settled within 60 days of September 15, 2025.

(13)Includes 136,017 shares underlying options that are currently exercisable or that will be exercisable at or within 60 days of September 15, 2025.

(14)Includes 513,581 shares underlying options that are currently exercisable or that will be exercisable at or within 60 days of September 15, 2025, 1,460,141 RSUs vesting within 60 days of September 15, 2025 and 40,274 PRSUs which are vested and will be settled within 60 days of September 15, 2025.

(15)The Certificate of Designation for the Series B Preferred Stock provides that no holder of Series B Preferred Stock shall have the right to vote all or any portion of such holder’s shares of Series B Preferred Stock that, if converted into shares of common stock, would result in such holder’s beneficial ownership exceeding 9.90% of the outstanding common stock.

33 Proxy Statement

Other Information

OTHER INFORMATION
Costs of the Solicitation
The Company will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional solicitation materials furnished to the Company’s stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may also reimburse such persons for their out-of-pocket costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, e-mail, personal solicitation or other means, by directors, officers or employees of the Company, without additional compensation. We may also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.

The Company has retained MacKenzie Partners to solicit proxies in connection with the Special Meeting. Under our agreement with MacKenzie Partners, we anticipate that MacKenzie Partners will receive a fee of $15,000 plus certain out-of-pocket expenses, which are not expected to exceed $15,000 in total. The Company also agreed to indemnify MacKenzie Partners against certain liabilities relating to, or arising out of, its retention. MacKenzie Partners will solicit proxies by mail, telephone and email.

Householding
The SEC has adopted rules that permit companies to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of the this Proxy Statement, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and saves natural resources. If you received a household mailing and you would like to have additional copies mailed to you, please submit your request in writing to LivePerson, Inc., c/o Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or by calling Broadridge at 1-866-540-7095. Similarly, you may also contact Broadridge if you received multiple copies of the Special Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings. Stockholders who hold their shares in street name should contact their broker, bank or other nominee regarding combined mailings.

34 Proxy Statement

Other Information

Stockholder Proposals and Nominations
In order to be considered for inclusion in the Company’s proxy statement and proxy card relating to the 2026 Annual Meeting of Stockholders, any proposal by a stockholder submitted pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at its principal executive offices on or before January 22, 2026 and must otherwise be in compliance with the SEC rules regarding eligibility for inclusion in our proxy statement and proxy card. In addition, any proposal for consideration at the 2026 Annual Meeting of Stockholders submitted by a stockholder other than pursuant to Rule 14a-8 must be received by the Secretary of the Company at its principal executive offices not later than the close of business on March 27, 2026 and not earlier than the close of business on February 25, 2026 (or if the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after the first anniversary of the 2025 Annual Meeting of Stockholders, not later than the close of business on the later of the 90th day prior to the meeting or the 10th day following the public announcement of the meeting date and not earlier than the close of business on the 120th day prior to the meeting) and must otherwise be in compliance with the requirements for the proposal of business to be considered by stockholders set forth in the Bylaws.

To nominate a director for election to the Board at the 2026 Annual Meeting of Stockholders, a stockholder’s notice must be received by the Secretary of the Company at its principal executive offices not later than the close of business on March 27, 2026 and not earlier than the close of business on February 25, 2026 (or if the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after the first anniversary of the 2025 Annual Meeting of Stockholders, not later than the close of business on the later of the 90th day prior to the meeting or the 10th day following the public announcement of the meeting date and not earlier than the close of business on the 120th day prior to the meeting) and must otherwise be in compliance with the requirements for the nomination of directors set forth in the Bylaws. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 26, 2026 (or if the date of the meeting has changed by more than 30 days from the previous year, no later than the later of 60 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made).

Stockholder List
We will make available a list of stockholders of record as of the record date for inspection by stockholders for any purpose germane to the Special Meeting from September 22, 2025 through October 1, 2025. Please email ir-lp@liveperson.com for instructions as to how to access the stockholder list online prior to the Special Meeting. The list will also be available electronically on the meeting website during the live webcast of the Special Meeting.

Other Matters
According to our Fourth Amended and Restated Bylaws, no matters except as specified in the Notice for Special Meeting may be presented for consideration at the Special Meeting.

35 Proxy Statement

Other Information

Forward-Looking Statements
Statements in this Proxy Statement regarding LivePerson that are not historical facts are forward-looking statements. These forward-looking statements are based on our current expectations, assumptions, estimates and projections about LivePerson and our industry. Our expectations, assumptions, estimates and projections are expressed in good faith, and we believe there is a reasonable basis for them, but we cannot assure you that our expectations, assumptions, estimates and projections will be realized. Examples of forward-looking statements include, but are not limited to, statements regarding future business, future results of operations or financial condition (including based on examinations of historical operating trends) and management strategies. When used in this Proxy Statement, the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” and variations of such words or similar expressions are intended to identify forward-looking statements. However, not all forward-looking statements contain these words. Forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation: our ability to retain existing customers and cause them to purchase additional services and to attract new customers; the intensive personnel, infrastructure and resource commitment required to support our customer base; our ability to retain key personnel, attract new personnel and to manage staff attrition; our ability to successfully integrate acquisitions; our ability to refinance our substantial indebtedness before it becomes due or to secure necessary additional financing on commercially reasonable terms, or at all; lengthy sales cycles; delays in our implementation cycles; payment-related risks; potential fluctuations in our quarterly revenue and operating results; limitations on the effectiveness of our controls; non-payment or late payment of amounts due to us from a significant number of customers; volatility in the capital markets; recognition of revenue from subscriptions; customer retention and engagement; our ability to develop and maintain successful relationships with partners, service partners, social media and other third-party consumer messaging platforms and endpoints; our ability to effectively operate on mobile devices; the highly competitive markets in which we operate; general economic conditions; failures or security breaches in our services, those of our third-party service providers, or in the websites of our customers; regulation or possible misappropriation of personal information belonging to our customers’ Internet users; US and international laws and regulations regarding privacy data protection and AI and increased public scrutiny of privacy, security and AI issues that could result in increased government regulation and other legal obligations; ongoing litigation and legal matters; new regulatory or other legal requirements that could materially impact our business; governmental export controls and economic sanctions; industry-specific regulation and unfavorable industry-specific laws, regulations or interpretive positions; future regulation of the Internet or mobile devices; technology-related defects that could disrupt the LivePerson services; our ability to protect our intellectual property rights or potential infringement of the intellectual property rights of third parties; the use of AI in our product offerings or by our vendors; the presence of, and difficulty in correcting, errors, failures or “bugs” in our products; our ability to license necessary third-party software for use in our products and services, and our ability to successfully integrate third-party software; potential adverse impact due to foreign currency and cryptocurrency exchange rate fluctuations; additional regulatory requirements, tax liabilities, currency exchange rate fluctuations and other risks if and as we expand; risks related to our operations in Israel; potential failure to meeting service level commitments to certain customers; legal liability and/or negative publicity for the services provided to consumers via our technology platforms; technological or other defects that could disrupt or negatively impact our services; our ability to maintain our reputation; changes in accounting principles generally accepted in the United States; natural catastrophic events and interruption to our business by man-made problems; potential limitations on our ability to use net operating
36 Proxy Statement

Other Information

losses to offset future taxable income; risks related to our common stock being traded on more than one securities exchange; and other factors described in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2024, our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 and our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025. This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements. Readers are referred to our reports and documents filed from time to time by us with the SEC for a discussion of these and other important factors that could cause actual results to differ from those discussed in forward-looking statements.

37 Proxy Statement

Other Information

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights or appraisal rights in connection with this proxy solicitation.

By Order of the Board of Directors

By:	/s/ James Miller
Name:	James Miller
Title:	Chair of the Board

New York, New York
September 17, 2025

38 Proxy Statement

Appendix A: Amendment to the Fourth Amended and Restated Certificate of Incorporation to Effect the Reverse Stock Split

CERTIFICATE OF AMENDMENT No. [●] TO

THE FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

LIVEPERSON, INC.

LivePerson, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1.Name. The name of the corporation is LivePerson, Inc.

2.Fourth Amended and Restated Certificate of Incorporation. The Fourth Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 12, 2000, as amended (the “Fourth A&R Certificate of Incorporation”).

3.Common Stock. Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware of this Certificate of Amendment to the Fourth A&R Certificate of Incorporation of the Corporation, each [●] ([●]) shares of the Corporation’s Common Stock, par value $0.001 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”).

4.Fractional Shares. No fractional shares shall be issued in connection with the Reverse Stock Split. For any fraction of a share of Common Stock remaining after giving effect to the Reverse Stock Split, the Corporation shall, in lieu of issuing a fractional share, pay cash to such holder equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the Nasdaq Global Select Market (as adjusted to give effect to the Reverse Stock Split) as of the closing price as quoted on the Nasdaq Global Select Market on the day of the Effective Time. The Reverse Stock Split shall occur whether or not any certificates representing such shares are surrendered to the Corporation or its transfer agent.

5.Amendment. Upon the Effective Time, the first paragraph of Article IV of the Fourth A&R Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

    “A. CLASSES OF STOCK. The total number of shares of stock which the Corporation shall have authority to issue is [●] million ([●]), consisting of five million (5,000,000) shares of Preferred Stock, par value $.001 per share (the “Preferred
39 Proxy Statement

Stock”), and [●] million ([●]) shares of Common Stock , par value $.001 per share (the “Common Stock”). The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

6.Due Adoption. Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

7.Effective Date. This Certificate of Amendment shall be effective as of the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Amendment of as of the day and year first above written.

LIVEPERSON, INC.

By: ______________________
Name:
Title:

40 Proxy Statement

Appendix B: Amendment to the Fourth Amended and Restated Certificate of Incorporation to effect the Authorized Common Stock Increase

CERTIFICATE OF AMENDMENT NO. [●] TO
THE FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF LIVEPERSON, INC.
This Certificate of Amendment (this “Certificate”) is being executed as of [ ], 2025, for the purpose of amending the Fourth Amended and Restated Certificate of Incorporation of LivePerson, Inc., pursuant to Section 242 of the Delaware General Corporation Law.
The undersigned, being duly authorized to execute and file this Certificate, does hereby certify as follows:
1.Name. The name of the corporation is LivePerson, Inc. (the “Corporation”).
2.Fourth Amended and Restated Certificate of Incorporation. The Fourth Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 12, 2000, as amended (the “Fourth A&R Certificate of Incorporation”).
3.Amendment. The first paragraph of the fourth article of the Fourth A&R Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:
“A. CLASSES OF STOCK. The total number of shares of stock which the Corporation shall have authority to issue is [●] million ([●]), consisting of five million (5,000,000) shares of Preferred Stock, par value $.001 per share (the “Preferred Stock”), and [●] million ([●]) shares of Common Stock, par value $.001 per share (the “Common Stock”). The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

4.Effective Date. This Certificate shall be effective as of the filing of this Certificate with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of as of the day and year first above written.
LIVEPERSON, INC.
By:    _________________________
Name:
Title:

41 Proxy Statement

LIVEPERSON, INC.
530 7TH AVENUE, FLOOR M1
NEW YORK, NEW YORK 10018

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LPSN2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79110-S21463

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIVEPERSON, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

Note: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

42 Proxy Statement

SPECIAL MEETING OF STOCKHOLDERS OF

LIVEPERSON, INC.

OCTOBER 2, 2025

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

Important Notice of Internet Availability of Proxy Materials:
The Notice of Special Meeting, Proxy Statement and Proxy card are available at www.proxyvote.com.

V79111-S21463

LIVEPERSON, INC.
Special Meeting of Stockholders
October 2, 2025 at 10:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder of LivePerson, Inc. (the "Company") revokes all previous proxies and acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held October 2, 2025 at 10:00 a.m. Eastern Time and the Proxy Statement, and appoints John D. Collins, Chief Financial Officer and Chief Operating Officer, and Monica L. Greenberg, Executive Vice President, Policy and General Counsel, and each of them, the Proxy of the undersigned with full power of substitution and resubstitution to vote all shares of common stock of the Company which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Special Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/LPSN2025SM on October 2, 2025 at 10:00 a.m. Eastern Time (the "Special Meeting") and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

43 Proxy Statement